U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 22, 2004



                         TIDELANDS OIL & GAS CORPORATION
             (Exact Name of registrant as specified in its Charter)



       Nevada                        0-29613                      66-0549380
----------------------          ------------------            ------------------
State of Incorporation          Commission File No.           I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                                78248
----------------------------------------                      ------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   210   )       764      -    8642
                               -----------  -------------   -----------



                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement and

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

         On November 18, 2004, we entered into Securities Purchase Agreement with Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch Pointe Fund, LP, (collectively, "the Funds") and Mercator Advisory Group, LLC. ("Mercator").

         We issued the Funds 7% Convertible Debentures in the aggregate principal amount of $5,000,000. The Debentures mature May 18, 2006. We are required to pay interest monthly. The aggregate monthly interest payment is $29,166.67. The allocation of the debentures is as follows:

         o Mercator Momentum Fund, LP acquired $1,270,000 7% Convertible Debentures;
         o Mercator Momentum Fund III, LP acquired $875,000 7% Convertible Debentures;
         o        Monarch  Pointe Fund, LP acquired  $2,855,000  7%  Convertible
                  Debentures.

         The payment of funds for the debentures is structured in two tranches. On November 19, 2004, we received a total of $3,250,000 which represents 65% of the funds due. The balance of the funds will be paid when we file a registration statement on Form SB-2. We are required to file the SB-2 within 30 days. Upon filing, we will receive $1,750,000 balance on the 7% Convertible Debentures.

         The 7% Convertible Debentures are convertible into our common stock at a 15% discount to the market price at the time of conversion, subject to a $0.45 Cent floor and a $0.76 Cent ceiling.

         We have granted the Funds and Mercator registration rights on these securities. If we do not have our registration statement effective within 90 days from filing the discount will be increased to 25% of the market price at the time of conversion.

         In connection with this financing we issued 6,578,948 common stock warrants which expire November 18, 2007. We issued the warrants as follows:

         o Mercator Momentum Fund, LP 417,763 warrants exercisable at $0.87 and 417,763 warrants exercisable at $0.80;
         o Mercator Momentum Fund III, LP 287,829 warrants exercisable at $0.87 and 287,829 warrants exerciseable at $0.80;
         o Monarch Pointe Fund, LP 939,145 warrants exercisable at $0.87 and 939,145 warrants exercisable at $0.80.
         o Mercator Advisory Group, LLC 1,644,737 warrants exercisable at $0.87 and 1,644,737 warrants exercisable at $0.80.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Item Number                Description

10.1     Securities Purchase Agreement
10.2     7% Convertible Debenture Mercator Momentum Fund, LP
10.3     7% Convertible Debenture Mercator Momentum Fund III, LP
10.4     7% Convertible Debenture Monarch Pointe Fund, LP
10.5     Registration Rights Agreement
10.6     Warrant to Purchase Common Stock Mercator Advisory Group, LLC $0.87
10.7     Warrant to Purchase Common Stock Mercator Advisory Group, LLC $0.80
10.8     Warrant to Purchase Common Stock Mercator Momentum Fund, LP $0.87
10.9     Warrant to Purchase Common Stock Mercator Momentum Fund, LP $0.80
10.10    Warrant to Purchase Common Stock Mercator Momentum Fund, LP $0.87
10.11    Warrant to Purchase Common Stock Mercator Momentum Fund, LP $0.80
10.12    Warrant to Purchase Common Stock Monarch Pointe Fund, Ltd. $0.87
10.13    Warrant to Purchase Common Stock Monarch Pointe Fund, Ltd. $0.80

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: November 22, 2004


                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: Vice President